UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         SCHEDULE A 14A


Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ] Confidential, for use of the Commission Only
[  ] Definitive Proxy Statement
[XX]	Definitive Additional Materials
[  ]    Soliciting Material Pursuant to 240.14a-11(c) or
240.14a-12

                Commission File No. 0-2670

			60 East 42nd St. Associates
		(Name of Registrant as Specified In Its Charter)


		(Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[XX] No fee required

[  ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which
transaction applies:

2)	Aggregate number of securities to which
transaction applies:

3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and determined):

	4)	Proposed maximum aggregate value of transaction:

	5)   Total fee paid:


[  ] Fee paid previously with preliminary materials.

[  ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
        3)     Filing Party:
        4)     Date Filed:


                                -1-

                        60 EAST 42ND ST. ASSOCIATES
                          c/o Wien & Malkin LLP
                             Lincoln Building
                            60 East 42nd Street
                          New York, NY 10165-0015
                         Telephone (212) 687-8700
                         Telecopier (212) 986-7679




							July 26, 1999



TO NON-RESPONDING PARTICIPANTS IN 60 EAST 42ND ST.
ASSOCIATES:


        I am pleased to advise you that we have received responses from a majority of the Participants in each Group approving the program recommended in the Agents' letter of June 30, 1999. Because we have not received your response, I am enclosing a duplicate Consent Form.

        The Agents strongly recommend that you consent by promptly signing and returning the enclosed Consent Form in the self-addressed envelope. If you have any question, please communicate with Stanley Katzman, Mark Labell, Thomas
N. Keltner, Jr., Richard A. Shapiro or Alvin Silverman, partners in Wien & Malkin LLP, by mail at 60 East 42nd Street, New York, New York, 10165, by telephone at (212) 687-8700 or by fax at (212) 986-7679.




						Sincerely,




						Peter L. Malkin
Encs.

                                -2-


                        60 EAST 42ND ST. ASSOCIATES
                          c/o Wien & Malkin LLP
                            Lincoln Building
                           60 East 42nd Street
                         New York, New York 10165-0015





                                                August 11, 1999



         Re:  60 East 42nd Street Associates

Dear         :

	Please be advised that the consents of Participants owning over 90% of the partnership interest in 60 East 42nd
Street Associates which I hold as your Agent have now been obtained to all elements of the improvement, financing and lease modification program described in the June 30, 1999 letter of Peter L. Malkin and the accompanying Statement by the Agents in the Solicitation of Participant Consents.

	The consent of all Participants is required. Your consent has not been received. Accordingly, pursuant to Paragraph 4 of the Participating Agreement dated as of December 1, 1954, I hereby request your consent. If such consent is not given within 10 days after the mailing of this letter, I or my designee shall purchase your interest in 60 East 42nd Street Associates for the benefit of the consenting Participants. Since your interest now has a negative book value, the purchase price will be $100, as provided in the Participating Agreement and as described in said Statement of June 30, 1999.

	An additional form of consent and return envelope are enclosed.

Very truly yours,



Thomas N. Keltner, Jr.
TNK/sha
encls
                              -3-